SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 4, 2003

                              PATHMARK STORES, INC.
             (Exact name of Registrant as specified in its charter)



   Delaware                       1-5287                 22-2879612
(State or other                (Commission            (I.R.S. Employer
jurisdiction of                File Number)         Identification No.)
incorporation)



200 Milik Street, Carteret, New Jersey       07008
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  (732) 499-3000

                             Exhibit Index on Page 4


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Item 7. Financial Statements and Exhibits.

        (a) None.
        (b) None.
        (c) Exhibits:

         Exhibit No.             Description
         -----------             -----------

         99.1                    Press release issued by the registrant, dated
                                 September 4, 2003.

Item 12.  Results of Operations and Financial Condition.

                  On September 4, 2003, Pathmark Stores, Inc., a Delaware corporation, issued a press release announcing its results for the second quarter and the first six-month period of its fiscal year 2003. The press release appearing in Exhibit 99.1, other than the eighth paragraph thereof, is not filed but is furnished hereby.

                  A copy of the press release is attached hereto as Exhibit
99.1.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PATHMARK STORES, INC.

Date: September 4, 2003                     By: /s/ Marc A. Strassler
                                                -----------------------------
                                                Name:  Marc A. Strassler
                                                Title:  Senior Vice President
                                                        and General Counsel

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                                  EXHIBIT INDEX

Exhibit
No.                           Description
-------                       -----------

99.1                          Press release issued by the registrant, dated
                              September 4, 2003.


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